                                                                  Exhibit 10.29

              AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT

     This Amendment Number Four to Loan and Security Agreement ("Amendment") is entered into as of April 26, 2000, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and SILICON STORAGE TECHNOLOGY, INC., a California corporation ("Borrower"), in light of the following:

     A. Borrower and Foothill have previously entered into that certain Loan and Security Agreement, dated as of September 22, 1998 as amended on December 8, 1998, September 30, 1999, and January 20, 2000 (the "Agreement").

     B. Borrower and Foothill desire to further amend the Agreement as provided for and on the conditions herein.

     NOW, THEREFORE, Borrower and Foothill hereby amend and supplement the Agreement as follows:

     1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

     2. AMENDMENT.

        2.1 Section 2.2(a)(ii)(y) of the Agreement is hereby amended to read as follows:

               "(y) $20,000,000 through July 31, 2000, and $5,000,000 at all times on or after August 1, 2000."

     3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Foothill that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

     4. NO DEFAULTS. Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

     5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Foothill of:

          (a) an executed copy of this Amendment; and

          (b) an amendment fee of $2,500, which fee shall be charged to Borrower's Loan Account pursuant to SECTION 2.6(e) of the Agreement.

     6. COSTS AND EXPENSES. Borrower shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

     7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

     8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                          FOOTHILL CAPITAL CORPORATION,

                          a California corporation

                          By: /s/ Thomas Sigurdson
                             ----------------------------
                          Title: Vice President
                                -------------------------

                          SILICON STORAGE TECHNOLOGY, INC.,

                          a California corporation

                          By: /s/ Jeffrey L. Garon
                             ----------------------------
                          Title:  VP/CFO
                                -------------------------